Exhibit 10.1

THIRTEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND
AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENTS

THIS THIRTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENTS (this “Amendment”), effective as of the 18th day of December, 2012 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Section 1.02.

(a)                                 Section 1.02 of the Credit Agreement is hereby amended to delete the definitions of “EBITDAX”, “Non-Conforming Borrowing Base” and “Obligations” in their entirety and substitute the following therefor:

“EBITDAX” means, for any period, the sum of Consolidated Net Income for such period calculated on a trailing four quarter basis plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income Taxes, depreciation, depletion, amortization, expenses associated with the exploration of Oil and Gas Properties, all non-cash charges and adjustments (including stock-based compensation, impairment of asset values, non-cash adjustments to derivative carrying values, non-cash adjustments to asset retirement obligations and other similar items as from time to time required under GAAP) and all non-recurring expenses, minus all non-cash income added to Consolidated Net Income.  Notwithstanding the foregoing, EBITDAX shall be Consolidated Net Income plus the aforementioned expenses or charges (i) for the most recently ended quarter multiplied by four (4) with respect to the quarter ending December 31, 2012, (ii) for the most recently ended two (2) quarters multiplied by two (2) with respect to the quarter ending March 31, 2013, and (iii) for the most recently ended three (3) quarters multiplied by four-thirds (4/3) with respect to the quarter ending June 30, 2013.

“Non-Conforming Borrowing Base” means an amount included in the Borrowing Base at the times and in the amounts set forth in Section 2.07(a).  The Non-Conforming Borrowing Base shall not be subject to Scheduled Redeterminations or Interim Redeterminations.

“Obligations” means, without duplication, (i) all Debt evidenced hereunder, (ii) the obligation of the Loan Parties for the payment of the fees payable hereunder or under the other Loan Documents, (iii) all obligations and liabilities of the Loan Parties to any Person relating to Swap Agreements between any Loan Party and such Person initially entered into while such Person was a Lender under the Prior Agreement or this Agreement or an Affiliate of a Lender under the Prior Agreement or this Agreement, (iv) all obligations and other liabilities of the Loan Parties to any Person relating to Cash Management Agreements between any Loan Party and such Person while such Person is a Lender under this Agreement or an Affiliate of a Lender under this Agreement and (v) all other obligations and liabilities (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Loan Parties to the Administrative Agent, the Issuer and the Lenders, including reimbursement obligations with respect to LC Disbursements, in each case now existing or hereafter incurred under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

(b)                                 Section 1.02 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository,

overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Material Asset Sale” means any asset sale permitted under Section 9.11(d) resulting in the receipt of net cash proceeds by the Borrower or any Restricted Subsidiary in excess of $15,000,000, excluding, however, sales made by the Borrower or its Restricted Subsidiaries in the ordinary course of their partnership drilling programs.

“Issuance” means that certain issuance by the Borrower of Senior Notes as an “add-on” to its existing 9.75% Senior Notes due 2020.

“Thirteenth Amendment Effective Date” means December 18, 2012.

3.                                      Amendments to Section 2.07(a).  Section 2.07(a) of the Credit Agreement is hereby amended to restate paragraph (iii) thereof in its entirety as follows and delete paragraph (iv) thereof in its entirety:

“(iii)                         On the Thirteenth Amendment Effective Date, (A) the Conforming Borrowing Base shall be equal to (x) $325,000,000 minus (y) $0.125 for each $1.00 of the principal amount of the Issuance up to $150,000,000 minus (z) $0.25 for each $1.00 of the principal amount of the Issuance in excess of $150,000,000 and (B) the Non-Conforming Borrowing Base shall be equal to (x) $50,000,000 minus (y) $0.125 for each $1.00 of the principal amount of the Issuance up to $150,000,000 minus (z) the principal amount of the Issuance in excess of $150,000,000 on a dollar-for-dollar basis.  Upon the issuance of any Senior Notes after the Thirteenth Amendment Effective Date, the Conforming Borrowing Base shall be automatically reduced by $0.25 for each $1.00 of the aggregate principal amount of such Senior Notes.  The Non-Conforming Borrowing Base shall be automatically reduced as follows (each, a “Non-Conforming Borrowing Base Reduction Event”):

(1)                                 upon the issuance of Senior Notes after the Thirteenth Amendment Effective Date, by the aggregate principal amount of such Senior Notes on a dollar-for-dollar basis;

(2)                                 upon any Material Asset Sale after the Thirteenth Amendment Effective Date, by the entire aggregate amount of net cash proceeds received from such Material Asset Sale on a dollar-for-dollar basis;

(3)                                 upon any increases in the Conforming Borrowing Base after the Thirteenth Amendment Effective Date, by the amount of such increase on a dollar-for-dollar basis;

(4)                                 on April 1, 2013, to an amount equal to 50% of the amount of the Non-Conforming Borrowing Base on the Thirteenth Amendment Effective Date; and

(5)                                 on July 1, 2013, to $0.

Notwithstanding anything contained herein to the contrary, the Non-Conforming Borrowing Base shall never be greater than 12% of the Conforming Borrowing Base.”

4.                                      Amendments to Section 9.01.  Section 9.01 of the Credit Agreement is hereby amended to restate in their entirety subsections (a) and (c) thereof as follows:

“(a)                           Current Ratio.  Commencing with the fiscal quarter ending March 31, 2011, the Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding non-cash obligations under FAS 133) (such ratio, the “Current Ratio”) to be less than 1.0 to 1.0.  If the Issuance occurs after January 1, 2013 but on or before January 31, 2013, the Current Ratio shall be calculated as if the Issuance occurred on December 31, 2012.

(c)                                  Total Debt to EBITDAX.  The Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) total Debt of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four quarter period then ended (such ratio, the “Leverage Ratio”) to exceed (A) 4.75 to 1.0 for the fiscal quarter ending December 31, 2012, (B) 4.50 to 1.0 for the fiscal quarter ending March 31, 2013, (C) 4.25 to 1.0 for the fiscal quarter ending June 30, 2013 and (D) 4.25 to 1.0 for the fiscal quarter ending September 30, 2013 and for each fiscal quarter thereafter, unless, in the case of this (D) only, a Material Asset Sale shall have occurred during any such fiscal quarter in which case the Leverage Ratio shall not exceed 4.00 to 1.0 for such fiscal quarter.”

5.                                      Amendments to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate clause (p) thereof in its entirety as follows:

“(p)                           Debt evidenced by Senior Notes (including unsecured guarantees in respect thereof) not to exceed an aggregate principal amount of $650,000,000 at any time outstanding; provided that (i) the maturity date of the Senior Notes shall not be earlier than one year after the Maturity Date and (ii) the Borrower shall not prepay any amounts owing under the Senior Notes at any time;”.

6.                                      Co-Documentation Agents.  On the Effective Date, Amegy Bank National Association shall no longer be a Co-Documentation Agent under the Credit Agreement and SunTrust Bank shall become a Co-Documentation Agent thereunder.  Any and all references in the Credit Agreement and the other Loan Documents to Amegy Bank National Association as a Co-Documentation Agent shall be deemed to refer to SunTrust Bank as a Co-Documentation Agent.

7.                                      Amendment to Security Agreements.  The definition of “Secured Parties” in each Security Agreement is hereby restated in its entirety as follows:

“Secured Parties” means, collectively, (a) the Administrative Agent, (b) the Lenders, (c) each party to a Permitted Swap Agreement if as of the time of entering into such Permitted Swap Agreement such Person was a Lender under the Prior Agreement or the Credit Agreement or an Affiliate of a Lender under the Prior Agreement or the Credit Agreement and (d) each party to a Cash Management Agreement if such Person is a Lender under the Credit Agreement or an Affiliate of a Lender under the Credit Agreement.

8.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

9.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) no Default or Event of

Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

10.                               Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment;

(b)                                 no later than January 31, 2013, the Borrower shall have issued Senior Notes as an “add-on” to its 9.75% Senior Notes due 2020 in an aggregate principal amount of not less than $100,000,000; and

(c)                                  the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

11.                               Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

12.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

13.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Thirteenth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Thirteenth Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief Financial Officer

Signature Page to Thirteenth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Thirteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Joseph A. Bliss
Joseph A. Bliss
Managing Director

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Director

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Serice
Name:	Mark A. Serice
Title:	Senior Vice President

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

Signature Page to Thirteenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Thirteenth Amendment to Credit Agreement